UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Krispy Kreme, Inc.

(Name of Registrant as Specified In Its Charter)

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote Matters! Meeting Materials: Krispy Kreme, Inc.’s (the “Company”) Annual Report for the year ended December 28, 2025 and Notice of Meeting & Proxy Statement for the 2026 Annual Meeting of Stockholders Krispy Kreme, Inc. Annual Meeting of Stockholders Wednesday, June 10, 2026, 10:00 AM, Eastern Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/DNUT for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/DNUT For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/DNUT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 29, 2026. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on June 10, 2026 for Stockholders of Record as of April 20, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/DNUT Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials. Your control number Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Krispy Kreme, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE: FOR EACH DIRECTOR NOMINEE LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND AGAINST PROPOSAL 5 1. To elect eight Director nominees to hold office for a one-year term and until his or her successor shall have been elected and qualified; 1.01 Patricia Capel 1.02 Joshua Charlesworth 1.03 David Deno 1.04 Patrick Grismer 1.05 Bernardo Hees 1.06 David Shear 1.07 Easwaran Sundaram 1.08 Melissa Werneck 2. To approve an advisory resolution regarding the Company’s executive compensation; 3. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026; 4. To approve the Amendment and Restatement of the Krispy Kreme, Inc. 2021 Omnibus Incentive Plan; 5. To vote on a stockholder proposal, if properly presented; and 6. To transact such other business as may properly come before the 2026 Annual Meeting or adjournment or postponement thereof.